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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: MAY 15, 2003

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                          INTERNET CAPITAL GROUP, INC.

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               (Exact name of registrant as specified in charter)

       DELAWARE                    000-26929                     23-2996071
(State of Incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)

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               435 Devon Park Drive, 600 Building, Wayne, PA 19087
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               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 989-0111
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              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

      99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ending March 31, 2003

      99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending March 31, 2003


ITEM 9. REGULATION FD DISCLOSURE.

      Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             INTERNET CAPITAL GROUP, INC.



Date:  May 15, 2003                          By: /s/ Anthony P. Dolanski
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                                                     Anthony P. Dolanski
                                                     Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.  Description
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
99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ending March 31, 2003

99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending March 31, 2003
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